Park Sterling Corporation
2015Q3 Earnings Conference Call

(NASDAQ: PSTB)

PARKSTERLING
Answers You Can Bank On.SM

October 29, 2015

Forward Looking Statements

PARKSTERLING
Answers You Can Bank On.℠

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with First Capital Bancorp, Inc. ("First Capital"); the risk that a closing condition to the merger may not be satisfied; synergies and other financial benefits from the proposed merger may not be realized within the expected time frames; costs or difficulties related to closing and/or integration matters might be greater than expected; inability to obtain governmental approvals of the combination on the proposed terms and schedule; failure of First Capital's shareholders to approve the merger; fluctuation in the trading price of Park Sterling's stock prior to the closing of the proposed merger, which would affect the total value of the proposed merger transaction; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the credit quality of the loan portfolio or the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of a potential increasing rate environment, and other similar matters with respect to Park Sterling or First Capital; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of *de novo* branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve adjusted operating expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Additional Information

PARKSTERLING
Answers You Can Bank On.℠

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

ADDITIONAL INFORMATION ABOUT THE FIRST CAPTIAL MERGER AND WHERE TO FIND IT

In connection with the proposed merger, Park Sterling has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 that includes a preliminary proxy statement of First Capital that also constitutes a preliminary prospectus of Park Sterling, as well as other relevant documents concerning the proposed merger. Once the registration statement is declared effective by the SEC, First Capital will mail a definitive Proxy Statement/Prospectus to its investors. INVESTORS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT INCLUDING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER FILED, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED, WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS (INLCUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS) AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. A free copy of the proxy statement/prospectus, as well as other filings containing information about Park Sterling and First Capital, may be obtained after their filing at the SEC's Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and First Capital at www.parksterlingbank.com and www.1capitalbank.com.

PARTICIPANTS IN SOLICITATION

Park Sterling and First Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and First Capital and other persons who may be deemed participants in this solicitation will be included in the proxy statement/prospectus. Information about Park Sterling's executive officers and directors can be found in Park Sterling's definitive proxy statement in connection with its 2015 Annual Meeting of Shareholders filed with the SEC on April 13, 2015. Information about First Capital's executive officers and directors can be found in First Capital's definitive proxy statement in connection with its 2015 Annual Meeting of Shareholders filed with the SEC on April 15, 2015. Free copies of these documents can be obtained from the sources indicated above.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Third Quarter Highlights

Strong Financial Performance and Advancement of Growth Initiatives [(1)]

- Reported record operating results
  - Net income increased $509,000 (12%) to a record $4.8 million, or $0.11 per share
  - Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) increased $384,000 (9%) to a record $4.8 million, or $0.11 per share
  - Annualized return on average assets of 0.77% compared to 0.71% in the prior quarter
  - Organic loan growth (excluding LHFS) of $42.7 million, or 10% annualized growth rate
  - Nonperforming loans to total loans decreased 2 basis points to 0.50%
  - Nonperforming assets to total assets decreased 8 basis points to 0.67%
  - Tangible common equity to tangible assets* remained strong at 10.02%
  - Declared cash dividend on common shares of $0.03 per share (October 2015)
- Announced expansion in Richmond through proposed merger with First Capital Bancorp, Inc. (October 2015)
  - Meaningful addition to already strong regional community bank in the Carolinas and Virginia
  - Partnership generates attractive returns and a compelling growth opportunity
  - Transaction represents attractive risk profile and strong cultural fit
  - Subject to customary closing conditions, including regulatory and First Capital shareholder approvals
- Continued focus on improving operating efficiency
  - Announced closure of three additional branches in South Carolina, bringing 2015 total to five closures
  - New high-yield money market account strategy generated over $50 million of deposits in Richmond
  - Continue to selectively rationalize staffing levels for investment in higher return opportunities
- Continued focus on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Return capital through regular cash dividends and periodic stock repurchases
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to June 30, 2015 and the three months then ended.

Accelerating Important Virginia Strategy

PARKSTERLING
Answers You Can Bank On.℠

- Announced proposed merger with First Capital Bancorp, Inc. on October 1, 2015
  - Leading Richmond community bank with eight well-positioned branch locations
  - Talented banking team that complements Park Sterling's local market activities
  - Ability to leverage combined company's larger balance sheet and broader product capabilities

- Advances vision of building a regional community bank in Virginia, the Carolinas and North Georgia
  - Well-aligned to M&A element of growth strategy

- Achieves key internal criteria for merger transactions
  - Fairly valued transaction
  - Immediately accretive to earnings
  - Double-digit earnings accretion when targeted cost savings achieved
  - Double-digit internal rate of return

- Anticipate closing in first quarter of 2016
  - Subject to customary closing conditions, including regulatory and First Capital shareholder approvals


95
Richmond
VA
85
Greensboro
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
SC
85
26
Wilmington
Charleston
GA
95
PSTB Branch (52)
FCVA Branch (8)

Sources: SNL and company information.

Improves Already Strong Market Demographics

PARKSTERLING
Answers You Can Bank On.℠

- Positions Richmond MSA as combined company's second largest deposit market after Charlotte-Concord-Gastonia MSA
  - Approximately 87% of combined deposits in markets with projected population growth above the national average
  - Presence in six of the top ten MSAs across the combined North Carolina, South Carolina and Virginia markets

Combined Company Demographic Profile

Higher Growth Markets	# Branches	Company Deposits ($000)	Percent of Franchise (%)	Population: 2015 (Actual)	Population: Projected Change 2015-2020 (%)	Household Income: Median 2015 ($)	Household Income: Projected Change 2015-2020 (%)
Charlotte-Concord-Gastonia, NC-SC	19	895,085	37.5	2,380,045	6.59	52,846	7.44
Richmond, VA	10	510,246	21.4	1,260,476	4.64	59,762	4.97
Greenville-Anderson-Mauldin, SC	11	201,701	8.5	863,792	5.04	44,405	4.81
Towns, Georgia	2	134,431	5.6	11,014	6.00	37,289	5.73
Spartanburg, SC	4	116,659	4.9	321,880	3.71	41,246	1.98
Wilmington, NC	1	74,650	3.1	274,427	6.84	50,809	6.87
Columbia, SC	2	66,991	2.8	806,579	5.31	49,380	6.05
Gilmer, Georgia	1	42,238	1.8	28,880	3.57	39,219	4.44
Raleigh, NC	1	14,376	0.6	1,242,956	8.07	62,586	4.70
Charleston-North Charleston, SC	1	12,890	0.5	734,390	8.40	51,413	5.92
Higher Growth Sub-total	**52**	**2,069,267**	**86.7**	**7,924,439**	**5.68**	**51,636**	**6.02**
Lower Growth Markets							
Greenwood, SC	6	186,707	7.8	94,538	1.11	35,592	2.00
Newberry, SC	2	71,580	3.0	37,495	1.45	42,620	1.72
Union, Georgia	1	35,678	1.5	21,717	2.99	42,777	4.91
Fannin, Georgia	1	23,321	1.0	23,982	3.11	37,051	6.28
Lower Growth Sub-total	**10**	**317,286**	**13.3**	**177,732**	**1.57**	**38,121**	**2.63**
Total PSTB/First Capital Combined	**62**	**2,386,553**	**100.0**	**8,102,171**	**5.12**	**49,795**	**5.55**
Aggregate: National				**319,459,991**	**3.52**	**53,706**	**6.68**

Top 10 MSAs in NC-SC-VA

	Metropolitan Statistical Area (MSA)	2015 Population	2015-2020 Projected Change
1	Washington, D.C.	6,066,097	6.30
2	Charlotte, NC	2,380,045	6.59
3	Virginia Beach, VA	1,729,758	3.83
4	Richmond, VA	1,260,476	4.97
5	Raleigh, NC	1,242,956	8.07
6	Greenville, SC	863,792	5.04
7	Columbia, SC	806,579	5.31
8	Greensboro, NC	748,849	4.11
9	Charleston, SC	734,390	8.40
10	Winston-Salem, NC	655,390	3.30

Sources: SNL and company information. Deposit data as of June 30, 2015.

Earnings Profile

PARKSTERLING
Answers You Can Bank On.℠

Three Month Results

	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3
Net Income					
Total interest income	$ 22,586	$ 22,348	$ 22,185	$ 22,458	$ 22,429
Total interest expense	1,854	1,792	1,759	1,842	2,067
Net interest income	20,732	20,556	20,426	20,616	20,362
Provision for loan losses	(484)	(420)	180	134	-
Net interest income after provision	21,216	20,976	20,246	20,482	20,362
Noninterest income	3,138	3,351	4,501	4,292	4,927
Noninterest expense	20,648	19,307	19,139	18,232	18,419
Pretax income	3,706	5,020	5,608	6,542	6,870
Income tax expense	1,254	1,564	1,825	2,273	2,092
Net income	$ 2,452	$ 3,456	$ 3,783	$ 4,269	$ 4,778
Net income per share	$ 0.06	$ 0.08	$ 0.09	$ 0.10	$ 0.11
Weighted average dilutive shares	44,233,532	44,323,628	44,326,833	44,301,895	44,287,019
Adjusted Net Income*					
Reported pretax income	$ 3,706	$ 5,020	$ 5,608	$ 6,542	$ 6,870
Plus: merger-related expenses	2,229	712	122	167	31
Less: (gain) loss on sale of securities	63	-	-	-	(54)
Adjusted pretax income	5,998	5,732	5,730	6,709	6,847
Income tax expense	2,030	1,786	1,867	2,331	2,085
Adjusted net income	$ 3,968	$ 3,946	$ 3,863	$ 4,378	$ 4,762
Adjusted net income per share	$ 0.09	$ 0.09	$ 0.09	$ 0.10	$ 0.11
Memo Items					
Operating expense to operating revenue*	85.05%	79.30%	75.39%	71.80%	71.46%
Adj. operating expense to adj. operating revenue*	75.51%	76.32%	74.90%	71.13%	71.49%

*(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix, other than reconciliation for adjusted net income which is presented in the table above).*

- Net income increased $509,000 (12%) to a record $4.8 million, or $0.11 per share, in 2015Q3 compared to $4.3 million, or $0.10 per share, in 2015Q2
  - Net interest income slipped modestly as a decrease in net interest margin more than offset higher average earning assets (see page 8)
  - Provision expense decreased $134,000 (100%) to $0
  - Noninterest income increased as a result of higher service charges on deposit accounts and a BOLI death benefit (see page 9)
  - Noninterest expenses were essentially flat despite absorbing $642,000 in severance costs and asset write-downs related to three additional branch closures (see page 10)
- Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) increased $384,000 (9%) to a record $4.8 million, or $0.11 per share, compared to $4.4 million, or $0.10 per share in 2015Q2
- Adjusted operating expense to adjusted operating revenue* at 71.5%, compared to our objective of < 70% by year-end

Net Interest Income

PARKSTERLING
Answers You Can Bank On.℠

Three Month Results

	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3
Average Balance					
Loans, including LHFS	$ 1,515,671	$ 1,561,246	$ 1,602,486	$ 1,643,844	$ 1,681,017
Marketable securities	488,596	488,086	492,582	488,767	506,834
Other earning assets	62,639	57,742	60,930	52,828	68,452
Total earning assets	2,066,906	2,107,074	2,155,998	2,185,439	2,256,303
Interest-bearing deposits	1,536,173	1,538,944	1,527,111	1,529,285	1,553,286
Borrowed funds	146,401	172,953	227,775	227,734	245,633
Total interest-bearing liabilities	1,682,574	1,711,897	1,754,886	1,757,019	1,798,919
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 19,725	$ 19,482	$ 19,111	$ 19,667	$ 19,475
Marketable securities	2,735	2,736	2,929	2,651	2,788
Other earning assets	126	130	145	140	166
Total interest income	22,586	22,348	22,185	22,458	22,429
Interest expense - deposits	(1,341)	(1,263)	(1,227)	(1,284)	(1,495)
Interest expense - borrowed funds	(513)	(529)	(532)	(558)	(572)
Total interest expense	(1,854)	(1,792)	(1,759)	(1,842)	(2,067)
Net interest income	$ 20,732	$ 20,556	$ 20,426	$ 20,616	$ 20,362
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.16%	4.95%	4.84%	4.80%	4.60%
Marketable securities	2.22%	2.22%	2.41%	2.18%	2.18%
Other earning assets	0.80%	0.89%	0.97%	1.06%	0.96%
Total earning assets	4.34%	4.21%	4.17%	4.12%	3.94%
Interest-bearing deposits	-0.35%	-0.33%	-0.33%	-0.34%	-0.38%
Borrowed funds	-1.39%	-1.21%	-0.95%	-0.98%	-0.92%
Total interest-bearing liabilities	-0.44%	-0.42%	-0.41%	-0.42%	-0.46%
Net interest spread	3.90%	3.79%	3.77%	3.70%	3.49%
Net interest margin	3.98%	3.87%	3.84%	3.78%	3.58%
Adjusted net interest margin*	3.95%	3.85%	3.78%	3.77%	3.57%

- Net interest income decreased $254,000 (1%) in 2015Q3 to $20.4 million
  - Average earning assets increased $70.9 million (3%) to $2.26 billion
    - Driven by organic growth as average loans, including LHFS, increased $37.2 million (2%, or 9% annualized) to $1.68 billion
  - Net interest margin decreased 20 basis points to 3.58%
    - Loan yields decreased 20 basis point to 4.60%, driven by runoff in seasoned loans, competitive pricing pressures and continued emphasis on floating rate structures
    - Marketable securities yields were unchanged at 2.18%
    - Cost of interest-bearing deposits increased 4 basis points to 0.38% due to Richmond high-yield MMDA initiative and duration extension through gathering time deposits
  - Adjusted net interest margin* decreased 20 basis points in 2015Q3 to 3.57%
    - Excludes accelerated accretion of $69,000 in 2015Q3 and $52,000 in 2015Q2

(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

PARKSTERLING
Answers You Can Bank On.℠

Three Month Results

	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3
Noninterest Income					
Service charges on deposit accts	$ 1,137	$ 1,109	$ 1,019	$ 1,107	$ 1,370
Mortgage banking income	822	922	951	956	700
Income from wealth mgmt activities	783	869	862	906	947
ATM and card income, net	631	727	694	629	537
Income from bank-owned life insurance (BOLI)	552	491	768	553	1,058
Income from capital markets activities	364	149	398	394	238
(Loss) on sale of securities	(63)	-	-	-	54
Amortization of indemnification asset	(1,345)	(1,224)	(394)	(165)	(162)
Other noninterest income	257	308	203	(88)	185
Total noninterest income	$ 3,138	$ 3,351	$ 4,501	$ 4,292	$ 4,927
Adjusted Noninterest Income*					
Total noninterest income	$ 3,138	$ 3,351	$ 4,501	$ 4,292	$ 4,927
Less: (loss) on sale of securities	63	-	-	-	(54)
Adjusted noninterest income	$ 3,201	$ 3,351	$ 4,501	$ 4,292	$ 4,873
Memo Items					
Discretionary assets held	$ 393,860	$ 405,772	$ 406,541	$ 438,289	$ 425,229
Non-discretionary assets held	48,419	36,671	36,874	36,067	32,152
Total wealth management assets	$ 442,279	$ 442,443	$ 443,415	$ 474,356	$ 457,381
Mortgage origination - purchase	$ 19,802	$ 21,759	$ 15,497	$ 28,536	$ 20,063
Mortgage origination - refinance	13,169	18,179	21,593	18,479	15,101
Mortgage origination - construction	21,029	18,419	20,281	24,694	20,452
Total mortgage origination	$ 54,000	$ 58,357	$ 57,371	$ 71,709	$ 55,616
Bank-owned life insurance death benefit	-	-	272	47	417

- Noninterest income increased $635,000 (15%) in 2015Q3 to $4.9 million, driven by a BOLI death benefit and higher service charges
- Results from customer-related activities continue to demonstrate the value of our balanced business model
  - Service charges on deposit accounts increased $263,000 (24%) due primarily to select fee increases
  - Mortgage banking income decreased $256,000 (27%) on lower production
  - Wealth management income increased $41,000 (5%) due primarily to lower subadvisor costs
  - ATM and card income decreased $92,000 (15%), including $38,000 increase in expense related to special marketing program
  - Capital markets activity decreased $156,000 (40%) on lower interest rate hedging activity
- Non-customer activities included
  - $505,000 (91%) increase in BOLI income, due primarily to a $417,000 death benefit
  - $273,000 increase in other noninterest income, driven by absence of the reported $250,000 reclassification of prior year SBIC income to return of capital in 2015Q2

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

PARKSTERLING
Answers You Can Bank On.℠

Three Month Results

	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3
Noninterest Expenses					
Salaries and employee benefits	$ 10,240	$ 10,386	$ 10,431	$ 10,021	$ 9,952
Occupancy and equipment	3,527	2,627	2,555	2,491	2,591
Data processing and service fees	1,907	1,652	1,648	1,640	1,668
Legal and professional fees	887	816	798	660	472
Deposit charges and FDIC insurance	441	442	392	433	401
Loss on disposal of fixed assets, net	317	2	237	113	597
Communication fees	480	519	578	541	501
Postage and supplies	176	146	149	116	123
Loan and collection expense	298	461	154	242	151
Core deposit intangible amortization	347	348	347	347	347
Advertising and promotion	564	474	374	304	313
Net cost of operation of OREO	343	215	35	232	163
Other noninterest expense	1,121	1,219	1,441	1,092	1,140
Total noninterest expenses	$ 20,648	$ 19,307	$ 19,139	$ 18,232	$ 18,419
Memo Items					
Total noninterest expenses	$ 20,648	$ 19,307	$ 19,139	$ 18,232	$ 18,419
Merger-related expense	2,229	712	122	167	31
Adjusted noninterest expenses*	$ 18,419	$ 18,595	$ 19,017	$ 18,065	$ 18,388
Severance expense	$ -	$ -	$ 225	$ 116	$ 27
Branch closure writedown	-	-	233	109	615
Bankcard operational charge-off	-	-	385	(133)	-
FTE headcount (#)	528	534	503	503	485

- Noninterest expenses increased $187,000 (1%) in 2015Q3 to $18.4 million
  - Essentially flat expenses despite absorbing $642,000 in severance costs and asset write-downs related to three additional branch closures (see "Memo Items" in table)
- Adjusted noninterest expenses* (excludes merger-related expenses) increased $323,000 (2%) in 2015Q3 to $18.4 million
  - Driven by expenses related to branch closures as core expenses remain well controlled
  - Significant changes included
    - Salaries and employee benefits decreased $69,000 (1%)
    - Occupancy and equipment increased $100,000 (4%)
    - Legal and professional decreased $158,000 (26%)
    - Loss on disposal of fixed assets increased $484,000 (430%), driven by a $615,000 writedown from additional branch closures
    - Loan and collection decreased $91,000 (38%)
    - Net cost of operation of OREO decreased $69,000 (30%)

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Peer Group Comparisons – Earnings Profile

PARKSTERLING
Answers You Can Bank On.℠

Adjusted Return on Average Assets (%)* *(annualized)*


1.20
1.00
0.80
0.60
0.40
0.20
-
0.68
0.67
0.66
0.73
0.76
0.42
0.59
0.64
0.71
0.77
1.05 0.90 0.64
1.06 0.88 0.79
0.96 0.92 0.58
1.01 0.82 0.59
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%)* *(annualized)*


12.00
10.00
8.00
6.00
4.00
2.00
-
5.79
5.72
5.63
6.26
6.69
3.58
5.01
5.52
6.10
6.71
9.70 8.06 6.09
9.89 7.39 6.51
8.77 7.17 6.38
9.49 6.36 5.87
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%)* *(annualized)*


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.98
3.87
3.84
3.78
3.58
3.95
3.85
3.78
3.77
3.57
4.54 4.08 3.59
4.46 3.86 3.52
4.26 3.75 3.49
4.14 3.89 3.42
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Operating Expense to Adjusted Operating Revenue* (%) *(annualized)*


90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
-
85.05
79.30
75.39
71.80
71.46
75.51
76.32
74.90
71.13
71.49
75.23 71.56 60.07
75.91 69.13 63.05
75.42 69.34 60.42
82.09 68.75 57.25
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB (adj)*
PSTB*

Source: SNL and company data
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Balance Sheet Trends

PARKSTERLING
Answers You Can Bank On.℠

Period-End Balance Sheet Composition

	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3
Cash and equivalents	$ 58,853	$ 51,390	$ 63,123	$ 44,342	$ 58,246
Total securities (including non-marketable)	494,456	502,956	503,027	527,622	522,269
Loans held for sale	4,763	11,602	9,987	10,701	5,145
Loans	1,553,392	1,580,693	1,614,852	1,657,463	1,700,124
Allowance for loan losses	(9,458)	(8,262)	(8,590)	(8,468)	(8,742)
Premises and equipment, net	59,334	59,247	58,796	58,979	56,948
FDIC loss share receivable	5,078	3,964	2,333	1,209	1,190
OREO	13,273	11,990	10,283	9,788	8,143
Bank-owned life insurance	57,293	57,712	57,494	57,823	58,286
Deferred tax asset	37,560	35,696	33,314	32,137	29,711
Goodwill and intangibles	40,504	40,157	39,809	39,462	39,115
Other assets	11,249	12,085	13,436	12,822	14,699
Total assets	$2,326,297	$2,359,230	$2,397,864	$2,443,880	$2,485,134
Total deposits	1,864,608	1,851,354	1,884,137	1,874,941	1,946,858
Total borrowings	163,413	203,583	203,752	258,922	209,092
Other liabilities	27,105	29,188	30,857	30,274	44,979
Total liabilities	2,055,126	2,084,125	2,118,746	2,164,137	2,200,929
Shareholders' equity	271,171	275,105	279,118	279,743	284,205
Total liabilities and shareholders' equity	$2,326,297	$2,359,230	$2,397,864	$2,443,880	$2,485,134
Memo Items					
Covered loans	$ 49,834	$ 42,339	$ 38,092	$ 20,348	$ 18,897
Covered loans to total loans (%)	3.2%	2.7%	2.4%	1.2%	1.1%
Covered OREO	$ 4,703	$ 3,011	$ 1,713	$ 884	$ 1,056
Covered OREO to total OREO (%)	35.4%	25.1%	16.7%	9.0%	13.0%
Tangible book value per share*	$ 5.25	$ 5.35	$ 5.44	$ 5.47	$ 5.58
Tangible common equity to tangible assets*	10.09%	10.13%	10.15%	9.99%	10.02%
Period end dilutive shares	*43,919,348*	*43,938,701*	*43,995,016*	*43,925,155*	*43,935,264*

(Unaudited; 2014Q4 derived from audited financial statements, revised to reflect measurement period adjustments to goodwill. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

- Total assets increased $41.3 million (2%) in 2015Q3 to $2.49 billion driven by organic loan growth
  - Total loans, excluding LHFS, increased $42.7 million (3%, or 10% annualized) to $1.70 billion (see pages 13 & 14)
  - Cash and equivalents increased $13.9 million (31%) to $58.2 million
- Total liabilities increased $36.8 million (2%) in 2015Q3 to $2.20 billion, driven by an increase in total deposits (see page 16)
- Total shareholders' equity increased $4.5 million (2%) in 2015Q3 to $284.2 million, driven by retained earnings
  - Tangible common equity to tangible assets* increased to 10.02%
  - Tangible book value per share* increased $0.11 (2%) to $5.57
  - Declared $0.03 per share dividend on common shares (October 2015)
- Repurchased 4,000 shares during the quarter under previously announced 2.2 million repurchase program

Marketable Securities Portfolio

Marketable Securities ($)


$500,000
$400,000
$300,000
$200,000
$100,000
$-
$484,725
$491,424
$491,864
$514,122
$510,892
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3

Securities Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2014Q3: 38.9%, 32.3%, 13.0%, 11.9%, 2.7%, 1.2%
2014Q4: 38.7%, 31.0%, 12.8%, 13.6%, 2.6%, 1.2%
2015Q1: 37.2%, 33.1%, 11.8%, 14.5%, 2.6%, 0.8%
2015Q2: 37.3%, 33.9%, 11.2%, 13.8%, 3.0%, 0.7%
2015Q3: 35.5%, 32.9%, 11.2%, 16.7%, 3.0%, 0.6%
Agency pass-through
Agency CMO
CMBS
ABS
Municipal
Other

Securities Mix by Accounting Designation (%)


100%
50%
0%
2014Q3: 75.8%, 24.2%
2014Q4: 76.4%, 23.6%
2015Q1: 77.9%, 22.1%
2015Q2: 78.3%, 21.7%
2015Q3: 78.7%, 21.3%
% AFS securities
% HTM securities

- Marketable securities decreased $3.2 million (1%) to $510.9 million in 2015Q3
  - Agency pass-through decreased from 37.3% to 35.5% of total marketable securities
  - Agency CMOs decreased from 33.9% to 32.9% of total marketable securities
  - CMBS remained flat at 11.2% of total marketable securities
  - ABS increased from 13.8% to 16.7% of total marketable securities
  - Municipals remained flat at 3.0% of total marketable securities

- HTM decreased slightly from 21.7% to 21.3% of total securities

- Asset-backed securities included one CLO totaling $5.0 million in FMV at 2015Q3 that does not currently comply with the Volcker Rule
  - Potential OTTI for ineligible bonds $38,600 at 2015Q3 (if not compliant prior to July 2017 deadline)

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
AFS securities reported at fair market value. HTM securities reported at amortized cost.

Loan Portfolio (excluding LHFS)

Loans by Accounting Designation($)


$1,750,000
$1,550,000
$1,350,000
$1,150,000
$950,000
$750,000
$550,000
$350,000
$150,000
$(50,000)
$1,553,392
$1,580,693
$1,614,852
$1,657,463
$1,700,124
$149,652
$133,241
$119,943
$112,819
$102,537
$388,243
$364,789
$341,078
$317,394
$300,102
$1,015,497
$1,082,663
$1,153,831
$1,227,250
$1,297,485
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
Non-acquired loans
Acquired performing loans
Acquired PCI loans

Loan Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5.7%
5.3%
5.6%
5.9%
5.9%
10.0%
9.8%
9.6%
9.5%
9.3%
12.8%
13.0%
13.0%
13.0%
13.2%
9.1%
9.9%
10.1%
10.1%
9.5%
29.9%
29.8%
29.2%
30.1%
30.3%
32.5%
32.2%
32.5%
31.4%
31.8%
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
C&I and Owner-Occupied
CRE - Investor
AC&D
Resi Mortgage
HELOC
Other

- Total loans, excluding LHFS, increased $42.7 million (3%, or 10% annualized) in 2015Q3 to $1.70 billion
  - Driven by continued strength in new origination activity, primarily in our Metro Markets (see page 15)
- In terms of loans by accounting designation in 2015Q3
  - Non-acquired loans increased $70.2 million (6%, or 23% annualized) to $1.30 billion, driven by new origination activity and continued transfers (renewed or restructured) from acquired performing loans
  - Acquired performing loans decreased $17.3 million (5%, or 22% annualized) to $300.1 million, driven by normal runoff and transfers to non-acquired loans
  - Acquired purchase credit impaired (PCI) loans decreased $10.3 million (9%, or 37% annualized) to $102.5 million, driven by normal runoff and remediation activity
- In terms of loan mix by type in 2015Q3
  - C&I and Owner-Occupied increased from 31.4% to 31.8% of total loans
  - CRE-Investor owned increased from 30.1% to 30.3% of total loans
  - AC&D decreased from 10.1% to 9.5% of total loans
  - Residential mortgage increased from 13.0% to 13.2% of total loans
  - HELOC decreased from 9.5% to 9.3% of total loans
  - Other loans remained at 5.9% of total loans

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
Loan mix excludes deferred costs (fees).

Loan Production (excluding LHFS)

PARKSTERLING
Answers You Can Bank On.℠

Loans by Market Segment

	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3
Metro markets	$ 784,099	$ 822,756	$ 850,408	$ 901,320	$ 938,072
Community markets	411,861	405,991	396,124	384,977	375,962
Central business units	357,432	351,946	368,320	371,166	386,090
Total loans (excluding LHFS)	$1,553,392	$1,580,693	$1,614,852	$1,657,463	$1,700,124



Quarterly Commercial Loan Production ($ in thousands)
YTD + $24.7 million (7%)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$100,122
$67,167
$79,355
$124,934
$136,054
$104,954
$100,670
$128,767
$135,635
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3



Quarterly Consumer Loan Production ($ in thousands)
YTD + $10.5 million (27%)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$4,717
$5,260
$10,500
$16,458
$12,207
$8,817
$16,430
$20,687
$12,505
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3

- As previously noted, total loans, excluding LHFS, increased $42.7 million (3%, or 10% annualized) in 2015Q3 to $1.70 billion
  - Metro markets reported a $36.8 million (4%, or 16% annualized) increase to $938.1 million
  - Community markets reported a $9.0 million (2%, or 9% annualized) decrease to $376.0 million
  - Central business units reported a $14.9 million (4%, or 16% annualized) increase to $386.1 million
- Loan production improved relative to prior year-to-date results
  - Commercial loan production increased $24.7 million (7%) to $365.1 million for the nine months ended 2015Q3, compared to $340.3 million for the nine months ended 2014Q3
  - Consumer loan production, which includes small business and private banking, increased $10.5 million (27%) to $49.6 million for the nine months ended 2015Q3, compared to $39.2 million for the nine months ended 2014Q3

(Unaudited; $ in thousands)
Commercial loan production includes all commercial loan funding and committed draw requests from Builder Finance.

Funding Profile

PARKSTERLING Answers You Can Bank On.℠

Funding Profile

	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3
Deposit Mix					
Noninterest bearing DDA	$ 322,097	$ 321,019	$ 341,488	$ 347,162	$ 370,815
MMDA, NOW and savings accounts	920,310	924,754	949,798	926,448	976,501
Time deposits < $250,000	429,689	412,887	406,759	401,921	407,638
Core deposits	1,672,096	1,658,660	1,698,045	1,675,531	1,754,954
Time deposits > $250,000	52,921	50,923	51,364	63,067	57,430
Brokered IND[1]	64,138	64,200	58,945	62,399	65,001
Brokered time deposits	75,453	77,571	75,783	73,944	69,473
Total deposits	$1,864,608	$1,851,354	$1,884,137	$1,874,941	$1,946,858
Borrowings and Shareholders' Equity					
Short-term borrowings	$ -	$ -	$ 125,000	$ 180,000	$ 130,000
FHLB advances	140,000	180,000	55,000	55,000	55,000
Subordinated debt	23,413	23,583	23,752	23,922	24,092
Total borrowings	$ 163,413	$ 203,583	$ 203,752	$ 258,922	$ 209,092
Shareholders' equity	$ 271,171	$ 275,105	$ 279,118	$ 279,743	$ 284,205
Memo Items					
Noninterest bearing DDA to total deposits	17.3%	17.3%	18.1%	18.5%	19.0%
Core deposits to total deposits	89.7%	89.6%	90.1%	89.4%	90.1%
Brokered deposits[2] to total deposits	7.5%	7.7%	7.2%	7.3%	6.9%
Wholesale funding[3] ratio	14.94%	16.81%	16.21%	18.52%	15.94%
Tangible common equity to tangible assets*	10.09%	10.13%	10.15%	9.99%	10.02%

1 - Brokered IND is an MMDA/ DDA sweep program offered through Promontory Interfinancial to broker-dealers.

2 - Brokered deposits include brokered IND and brokered time deposits.

3 - Wholesale funding ratio calculated as brokered deposits plus total borrowings to total deposits plus total borrowings.

- Total deposits increased $71.9 million (4%) to $1.95 billion at 2015Q3
  - Noninterest bearing increased $23.7 million (7%), driven by commercial activity
  - MMDA, NOW and savings increased $50.1 million (5%), driven by the new Richmond high-yield account
  - Time deposits < $250K increased $5.7 million (1%), driven by increased focus on retail CDs
  - Time deposits > $250K decreased $5.6 million (9%)
  - Brokered deposits decreased $1.9 million (1%)
  - Core deposits increased to 90.1% of total deposits
- Total borrowings decreased $49.8 million (19%) to $209.1 million
  - Combined with the decrease in brokered deposits, wholesale funding ratio decreased from 18.52% to 15.94%
- Total shareholders' equity increased $4.5 million (2%) to $284.3 million, driven by retained earnings

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer Group Comparisons – Capital and Liquidity

PARKSTERLING
Answers You Can Bank On.℠

Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
10.09
10.17
11.00
11.09
10.92
11.01 10.04 8.83
11.08 9.94 9.33
11.73 10.15 9.53
11.18 9.91 9.22
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
14.94
16.81
16.21
18.52
15.94
14.42 9.71 7.14
15.58 12.10 8.22
12.67 11.21 7.76
16.57 10.71 8.32
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


12.00
10.00
8.00
6.00
4.00
2.00
-
10.09
10.13
10.15
9.99
10.02
9.61 8.63 7.95
9.87 8.94 8.21
10.24 9.73 8.39
10.16 9.28 8.23
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB*

On-Hand Liquidity#/Liabilities (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
18.70
17.99
17.58
17.33
18.66
18.05 12.21 7.56
17.10 12.23 7.60
16.20 12.67 9.73
14.41 12.24 7.62
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB

*Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Asset Quality

PARKSTERLING
Answers You Can Bank On.℠

Asset Quality Trends

	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3
Asset Quality Measures					
Nonaccrual loans	$ 5,894	$ 5,585	$ 6,397	$ 5,545	$ 5,342
Troubled debt restructurings	4,315	3,289	3,273	3,115	3,090
Loans 90+-days past due, and still accruing	2,485	30	10	-	47
Nonperforming loans	12,694	8,904	9,680	8,660	8,479
OREO (covered and non-covered)	13,273	11,990	10,283	9,788	8,143
Nonperforming assets	$ 25,967	$ 20,894	$ 19,963	$ 18,448	$ 16,622
Nonperforming loans to total loans (%)	0.82%	0.56%	0.60%	0.52%	0.50%
Nonperforming assets to total assets (%)	1.12%	0.89%	0.83%	0.75%	0.67%
Net charge-offs (recoveries)	$ (764)	$ 776	$ (148)	$ 327	$ (294)
Annualized net charge-offs to average loans (%)	-0.20%	0.20%	-0.04%	0.08%	-0.07%
OREO Analysis					
Beginning OREO	$ 16,008	$ 13,273	$ 11,990	$ 10,283	$ 9,788
Additions	1,371	2,153	2,011	1,610	1,288
Acquired OREO	-	-	-	-	-
Write-downs	(369)	(558)	(104)	(381)	(97)
Sales	(3,737)	(2,878)	(3,614)	(1,724)	(2,836)
Ending OREO	$ 13,273	$ 11,990	$ 10,283	$ 9,788	$ 8,143
Memo: Covered OREO	$ 4,703	$ 3,011	$ 1,713	$ 884	$ 1,056
Memo: Covered OREO to Total OREO (%)	35.4%	25.1%	16.7%	9.0%	13.0%

- Asset quality ratios improved from already attractive levels
  - Nonperforming loans decreased $181,000 (2%) in 2015Q3 to $8.5 million
    - Represents a 2 basis point decrease to 0.50% of total loans
  - Nonperforming assets decreased $1.8 million (10%) in 2015Q3 to $16.6 million
    - Represents an 8 basis point decrease to 0.67% of total loans
  - Reported net recovery of $294,000 in 2015Q3
    - Represents 0.07% of average loans (annualized)

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)

Allowance for Loan Losses and FMV Adjustments

PARKSTERLING Answers You Can Bank On.℠

Allowance for Loan Losses and FMV Adjustments

	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 4,539	$ 2,993	$ 2,602	$ 2,383	$ 2,359
Qualitative ("FAS 5")	3,582	4,584	5,274	5,709	6,056
Specific ("FAS 114")	1,337	685	714	327	327
PCI loan impairments ("SOP 03-3")	-	-	-	49	-
Ending Balance	$ 9,458	$ 8,262	$ 8,590	$ 8,468	$ 8,742
Acquired Loan Fair Market Value (FMV) Adjustments					
Noncovered performing acquired loans	$ 391,567	$ 365,867	$ 341,937	$ 318,189	$ 300,626
Less: remaining FMV adjustments	(3,062)	(2,887)	(2,617)	(2,384)	(2,133)
Performing acquired loans, net	388,505	362,980	339,320	315,805	298,493
FMV adjustments %	*-0.78%*	*-0.79%*	*-0.77%*	*-0.75%*	*-0.71%*
Noncovered PCI loans	124,633	116,191	104,977	118,226	109,053
Less: remaining FMV adjustments	(24,268)	(22,810)	(20,685)	(23,566)	(23,221)
PCI loans, net	100,365	93,381	84,292	94,660	85,832
FMV adjustments %	*-19.47%*	*-19.63%*	*-19.70%*	*-19.93%*	*-21.29%*
Covered (performing and PCI)	59,441	51,391	46,316	24,957	22,508
Less: remaining FMV adjustments	(10,416)	(9,722)	(8,907)	(5,209)	(4,194)
Covered, net	49,025	41,669	37,409	19,748	18,314
FMV adjustments %	*-17.52%*	*-18.92%*	*-19.23%*	*-20.87%*	*-18.63%*
Total acquired loans, net	$ 537,895	$ 498,030	$ 461,021	$ 430,213	$ 402,639
Memo Items					
Total loans, excluding LHFS	$1,553,392	$1,580,693	$1,614,852	$1,657,463	$1,700,124
ALLL to total loans (%)	0.61%	0.52%	0.53%	0.51%	0.51%
Aggregate FMV adjustment	$ 37,746	$ 35,419	$ 32,209	$ 31,159	$ 29,548
Adjusted allowance*	$ 47,204	$ 43,681	$ 40,799	$ 39,627	$ 38,290
Adjusted allowance to total loans* (%)	3.04%	2.76%	2.53%	2.39%	2.25%
Accretion to interest income	$ 4,096	$ 3,735	$ 3,351	$ 3,300	$ 3,076
Reclass to (from) non-accretable difference	(1,933)	(1,619)	(1,155)	(1,653)	(897)
Increase from Provident Community	-	-	-	-	-
Period end accretable yield	42,480	40,540	38,465	36,773	35,049

- Allowance for loan losses increased $274,000 (3%) in 2015Q3 to $8.7 million
  - Quantitative component decreased $24,000 (1%) to $2.4 million, reflecting lower 15 quarter loss history
  - Qualitative component increased $347,000 (6%), reflecting management judgment of inherent loss not represented by 15 quarter loss history
  - Allowance for loan losses to total loans remained at 0.51%
  - 24% of total loans remain subject to acquisition accounting FMV adjustments
- Remaining acquisition accounting FMV adjustments for acquired loans decreased $1.6 million (5%) in 2015Q3 to $29.5 million
  - FMV adjustments to acquired loans increased 10 basis points to 7.34%
  - Combined allowance and FMV adjustments to total loans decreased 14 basis points to 2.25%*
- Period end accretable yield decreased $1.7 million (5%) in 2015Q3 to $35.0 million

(Unaudited; 2014Q4 derived from audited financial statements; $ in thousands). Covered loans exclude acquired performing reclassified as non-acquired. *Non-GAAP measure, provided as supplemental information for comparing combined allowance and FMV adjustments to combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer Group Comparisons – Asset Quality

PARKSTERLING
Answers You Can Bank On.℠

NPLs to Total Loans (%)


3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
0.82
0.56
0.60
0.52
0.50
3.11 1.57 0.75
2.82 1.67 0.79
2.38 1.87 0.71
2.26 1.40 0.53
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
1.12
0.89
0.83
0.75
0.67
3.04 1.61 1.10
2.50 1.60 0.96
2.32 1.74 0.88
1.95 1.47 0.81
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)


3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.04
2.76
2.53
2.39
2.25
0.61
0.52
0.53
0.51
0.51
1.65 1.36 1.12
1.57 1.30 1.05
1.50 1.22 0.97
1.38 1.21 0.87
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Annualized NCOs to Average Loans (%)


0.40
0.30
0.20
0.10
-
(0.10)
(0.20)
(0.30)
(0.20)
0.20
(0.04)
0.08
(0.07)
0.24 0.18 0.07
0.28 0.13 0.03
0.23 0.12 0.07
0.16 0.11 0.06
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
75th %
50th %
25th %
PSTB

Source: SNL and company data *Non-GAAP measure; adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Conclusions

PARKSTERLING
Answers You Can Bank On.℠

Strong Financial Performance and Advancement of Growth Initiatives [(1)]

- Reported record operating results
  - Net income increased $509,000 (12%) to a record $4.8 million, or $0.11 per share
  - Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) increased $384,000 (9%) to a record $4.8 million, or $0.11 per share
  - Annualized return on average assets of 0.77% compared to 0.71% in the prior quarter
  - Organic loan growth (excluding LHFS) of $42.7 million, or 10% annualized growth rate
  - Nonperforming loans to total loans decreased 2 basis points to 0.50%
  - Nonperforming assets to total assets decreased 8 basis points to 0.67%
  - Tangible common equity to tangible assets* remained strong at 10.02%
  - Declared cash dividend on common shares of $0.03 per share (October 2015)

- Announced expansion in Richmond through proposed merger with First Capital Bancorp, Inc. (October 2015)
  - Meaningful addition to already strong regional community bank in the Carolinas and Virginia
  - Partnership generates attractive returns and a compelling growth opportunity
  - Transaction represents attractive risk profile and strong cultural fit
  - Subject to customary closing conditions, including regulatory and First Capital shareholder approvals

- Continued focus on improving operating efficiency
  - Announced closure of three additional branches in South Carolina, bringing 2015 total to five closures
  - New high-yield money market account strategy generated over $50 million of deposits in Richmond
  - Continue to selectively rationalize staffing levels for investment in higher return opportunities

- Continued focus on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Return capital through regular cash dividends and periodic stock repurchases
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to June 30, 2015 and the three months then ended.

Reconciliation of Non-GAAP Measures

PARKSTERLING
Answers You Can Bank On.℠

($ in thousands, except per share amounts)
(three month and period end results)

	September 30, 2015 (Unaudited)	June 30, 2015 (Unaudited)	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 6,870	$ 6,542	$ 5,608	$ 5,020	$ 3,706
Plus: merger-related expenses	31	167	122	712	2,229
(gain) loss on sale of securities	(54)	-	-	-	63
Adjusted pretax income	6,847	6,709	5,730	5,732	5,998
Tax expense	2,085	2,331	1,867	1,786	2,030
Adjusted net income	$ 4,762	$ 4,378	$ 3,863	$ 3,946	$ 3,968
Divided by: weighted average diluted shares	44,287,019	44,301,895	44,326,833	44,323,628	44,233,532
Adjusted net income per share	$ 0.11	$ 0.10	$ 0.09	$ 0.09	$ 0.09
Estimated tax rate for adjustment	*32.56%*	*34.75%*	*34.23%*	*31.15%*	*33.85%*
Adjusted net interest margin					
Net interest income (as reported)	$ 20,362	$ 20,616	$ 20,426	$ 20,556	$ 20,732
Less: accelerated mark accretion	(69)	(52)	(79)	(134)	(173)
Less: income from early redemption of investment securities	-	-	(267)	-	-
Adjusted net interest income	20,293	20,564	20,080	20,422	20,559
Divided by: average earning assets	2,256,303	2,185,439	2,155,995	2,107,073	2,066,906
Multiplied by: annualization factor	3.97	4.01	4.06	3.97	3.97
Adjusted net interest margin	3.57%	3.77%	3.78%	3.85%	3.95%
Net interest margin	3.58%	3.78%	3.84%	3.87%	3.98%
Adjusted noninterest income					
Noninterest income (as reported)	$ 4,927	$ 4,292	$ 4,501	$ 3,351	$ 3,138
Less: (gain) loss on sale of securities	(54)	-	-	-	63
Adjusted noninterest income	$ 4,873	$ 4,292	$ 4,501	$ 3,351	$ 3,201
Operating expense and adjusted operating expense					
Noninterest expense (as reported)	$ 18,419	$ 18,232	$ 19,139	$ 19,307	$ 20,648
Less: amortization of intangibles	(347)	(347)	(347)	(348)	(347)
Operating expense	18,072	17,885	18,792	18,959	20,301
Less: merger-related expenses	(31)	(167)	(122)	(712)	(2,229)
Adjusted operating expense	$ 18,041	$ 17,718	$ 18,670	$ 18,247	$ 18,072
Operating revenues and adjusted operating revenues					
Net Interest Income (as reported)	$ 20,362	$ 20,616	$ 20,426	$ 20,556	$ 20,732
Plus: noninterest income (as reported)	4,927	4,292	4,501	3,351	3,138
Operating revenues	25,289	24,908	24,927	23,907	23,870
Less: (gain) loss on sale of securities	(54)	-	-	-	63
Adjusted operating revenues	$ 25,235	$ 24,908	$ 24,927	$ 23,907	$ 23,933
Operating expense to operating revenues					
Operating expense	$ 18,072	$ 17,885	$ 18,792	$ 18,959	$ 20,301
Divided by: operating revenues	25,289	24,908	24,927	23,907	23,870
Operating expense to operating revenues	71.46%	71.80%	75.39%	79.30%	85.05%
Adjusted operating expense to adjusted operating revenues					
Adjusted operating expense	$ 18,041	$ 17,718	$ 18,670	$ 18,247	$ 18,072
Divided by: adjusted operating revenues	25,235	24,908	24,927	23,907	23,933
Adjusted operating expense to operating revenues	71.49%	71.13%	74.90%	76.32%	75.51%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income, adjusted net interest margin, adjusted noninterest income, operating revenues and adjusted operating revenues, operating expenses and adjusted operating expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); and (iii) adjusted net income and adjusted noninterest income (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments and income from early redemption of investment securities), operating expense and operating revenues (which exclude amortization of intangibles) and adjusted operating expense and adjusted operating revenues (which exclude amortization of intangibles, merger related expenses and gain or loss on sale of securities, as applicable) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures

PARKSTERLING
Answers You Can Bank On.℠

($ in thousands, except per share amounts) (three-month and period end results)	September 30, 2015 (Unaudited)	June 30, 2015 (Unaudited)	June 30, 2015 (Unaudited)	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)
Adjusted return on average assets					
Adjusted net income	$ 4,762	$ 4,378	$ 3,863	$ 3,946	$ 3,968
Divided by: average assets	2,473,034	2,406,671	2,383,506	2,342,657	2,304,501
Multiplied by: annualization factor	3.97	4.01	4.06	3.97	3.97
Adjusted return on average assets	0.76%	0.73%	0.66%	0.67%	0.68%
Return on average assets	0.77%	0.71%	0.64%	0.59%	0.42%
Adjusted return on average equity					
Adjusted net income	$ 4,762	$ 4,378	$ 3,863	$ 3,946	$ 3,968
Divided by: average common equity	282,426	280,676	278,187	273,669	271,853
Multiplied by: annualization factor	3.97	4.01	4.06	3.97	3.97
Adjusted return on average equity	6.69%	6.26%	5.63%	5.72%	5.79%
Return on average equity	6.71%	6.10%	5.52%	5.01%	3.38%
Tangible common equity to tangible assets					
Total assets	$ 2,485,134	$ 2,443,880	$ 2,397,864	$ 2,359,230	$ 2,326,297
Less: intangible assets	(39,115)	(39,462)	(39,852)	(40,200)	(40,547)
Tangible assets	$ 2,446,019	$ 2,404,418	$ 2,358,012	$ 2,319,030	$ 2,285,750
Total common equity	$ 284,205	$ 279,743	$ 279,118	$ 275,105	$ 271,171
Less: intangible assets	(39,115)	(39,462)	(39,852)	(40,200)	(40,547)
Tangible common equity	$ 245,090	$ 240,281	$ 239,266	$ 234,905	$ 230,624
Tangible common equity	$ 245,090	$ 240,281	$ 239,266	$ 234,905	$ 230,624
Divided by: tangible assets	$ 2,446,019	$ 2,404,418	$ 2,358,012	$ 2,319,030	$ 2,285,750
Tangible common equity to tangible assets	10.02%	9.99%	10.15%	10.13%	10.09%
Common equity to assets	11.44%	11.45%	11.64%	11.66%	11.66%
Tangible book value per share					
Issued and outstanding shares	44,909,447	44,910,686	44,877,194	44,859,798	44,850,813
Less: nondilutive restricted stock awards	(974,183)	(985,531)	(882,178)	(921,097)	(931,465)
Period end dilutive shares	43,935,264	43,925,155	43,995,016	43,938,701	43,919,348
Tangible common equity	$ 245,090	$ 240,281	$ 239,266	$ 234,905	$ 230,624
Divided by: period end dilutive shares	43,935,264	43,925,155	43,995,016	43,938,701	43,919,348
Tangible common book value per share	$ 5.58	$ 5.47	$ 5.44	$ 5.35	$ 5.25
Common book value per share	$ 6.47	$ 6.37	$ 6.34	$ 6.26	$ 6.17
Adjusted allowance for loan losses					
Allowance for loan losses	$ 8,742	$ 8,468	$ 8,590	$ 8,262	$ 9,458
Plus: acquisition accounting FMV adjustments to acquired loans	29,548	31,159	32,209	35,419	37,746
Adjusted allowance for loan losses	$ 38,290	$ 39,627	$ 40,799	$ 43,681	$ 47,204
Divided by: total loans (excluding LHFS)	$ 1,700,124	$ 1,657,463	$ 1,614,852	$ 1,580,693	$ 1,553,392
Adjusted allowance for loan losses to total loans	2.25%	2.39%	2.53%	2.76%	3.04%
Allowance for loan losses to total loans	0.51%	0.51%	0.53%	0.52%	0.61%

Note

As contemplated during the Bank's 2010 public offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at each of September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014.

Peer Group

PARKSTERLING
Answers You Can Bank On.℠

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded financial institution
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,524,356	$ 215.6	3.68	144.6	15.9
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	5,213,027	981.0	0.66	247.5	24.8
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	4,278,588	844.4	0.90	224.6	18.5
4	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,159,131	113.3	-	107.5	16.2
5	CommunityOne Bancorp	COB	NASDAQ	NC	Charlotte	2,293,387	323.3	-	122.9	1.9
6	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	3,375,060	483.6	1.90	165.4	12.4
7	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,214,097	374.6	1.69	144.6	15.3
8	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,491,798	351.3	2.95	148.6	14.7
9	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	1,991,303	326.0	-	161.3	38.2
10	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,783,114	381.0	-	111.7	47.5
11	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	2,778,685	428.7	0.55	184.4	21.9
12	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**2,446,212**	**320.8**	**1.68**	**133.6**	**21.7**
13	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	3,300,308	784.1	1.28	159.2	32.3
14	South State Corporation	SSB	NASDAQ	SC	Columbia	8,092,106	1,899.4	1.33	287.8	19.9
15	TowneBank	TOWN	NASDAQ	VA	Portsmouth	6,055,141	1,110.0	2.23	175.7	18.2
16	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	7,507,057	1,159.4	2.64	171.5	18.1
17	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	8,257,015	1,482.3	1.16	172.0	18.2
18	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh	4,327,052	722.5	1.76	185.1	15.6
										-
	MEDIAN					**$ 3,257,203**	**$ 456.1**	**1.30**	**163.3**	**18.2**

Source: SNL Financial; financial data as of June 30, 2015; market data as of October 26, 2015